                                                                    Exhibit 99.2

                            JOINT FILER INFORMATION

             Item                                    Information

Name:                                   Wells Fargo Municipal Capital
                                        Strategies, LLC

Address:                                375 Park Avenue
                                        New York, New York 10152

Date of Event Requiring                 February 16, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or               Pioneer Municipal High Income Advantage
Trading Symbol:                         Trust [MAV]

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              WELLS FARGO MUNICIPAL CAPITAL
                                        STRATEGIES, LLC

                                            By:  /s/ Adam Joseph
                                                --------------------------------
                                            Name: Adam Joseph
                                            Title: President
                                            Date:  February _26__, 2018

             Item                                    Information

Name:                                   WFC Holdings, LLC

Address:                                420 Montgomery Street
                                        San Francisco, CA 94104

Date of Event Requiring                 February 16, 2018
Statement (Month/Day/Year):

Issuer Name and Ticker or               Pioneer Municipal High Income Advantage
Trading Symbol:                         Trust [MAV]

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              WFC HOLDINGS, LLC

                                            By:  /s/ Arthur C. Evans
                                                --------------------------------
                                            Name: Arthur C. Evans
                                            Title: Authorized Representative
                                            Date:  February __26_, 2018